UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2024

CONSOL Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38147	82-1954058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Technology Drive Suite 101

Canonsburg, Pennsylvania 15317

(Address of principal executive offices)

(Zip code)

Registrant’s telephone number, including area code:

(724) 416-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CEIX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described below under Item 5.07 of this Current Report on Form 8-K, at the Annual Meeting of Stockholders (the “Annual Meeting”) of CONSOL Energy Inc. (the “Company”) held on April 30, 2024, the Company’s stockholders, upon the recommendation of the Company’s board of directors (the “Board”), approved the Second Certificate of Amendment (the “Charter Amendment”) amending the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to provide for exculpation of certain officers of the Company in limited circumstances as permitted by Section 102(b)(7) of the General Corporation Law of the State of Delaware (“DGCL”). The Board previously approved the Charter Amendment. On May 6, 2024 the Company filed the Charter Amendment with the Secretary of State of the State of Delaware and the Charter Amendment became effective on that date.

A more complete description of the Charter Amendment is set forth in “Proposal No. 5 - Approval of An Amendment to Our Certificate of Incorporation for Exculpation of Certain Officers” in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission (the “SEC”) on April 1, 2024. Each of that description and the foregoing summary of the Charter Amendment set forth under this Item 5.03 does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Charter Amendment attached hereto as Exhibit 3.1, which is incorporated herein by reference.

The Board also approved certain amendments to the Second Amended and Restated Bylaws of the Company (the “Existing Bylaws”) which amendments are effective as of April 30, 2024 (as amended, the “Third Amended and Restated Bylaws”). The amendments to the Existing Bylaws, as reflected in the Third Amended and Restated Bylaws, include:

•	changing Section 2.2 to expressly permit the Board to fix the place (if any) of any special meeting;

•	certain revisions to provisions regarding the adjournment of stockholder meetings in Section 2.5 in response to recent amendments to the DGCL;

•	changing Section 2.9(A) to remove reference to the first meeting held after the effectiveness of the Bylaws;

•	changing Sections 3.2, 3.13 and Article IX to remove references to board classification; and

•	certain other administrative and conforming changes.

In addition, the Board made certain amendments to the Existing Bylaws to clarify and enhance the procedures, mechanics and disclosure requirements connected to stockholder nominations of directors for annual meetings, consistent with the SEC rules adopted for universal proxy card requirements in instances of contested director elections under Rule 14a-19 under the Securities Exchange Act of 1934, as amended (“Rule 14a-19”). Such amendments, as reflected in the Third Amended and Restated Bylaws, include:

•

the addition of Sections 2.9(C)(1)(e)-(g) which, with respect to stockholder nominations of directors, (i) require additional disclosures, representations and acknowledgments from nominating or proposing stockholders, proposed nominees and other persons associated with nominating or proposing stockholders, including evidence of compliance with Rule 14a-19; and (ii) provide that the Company will disregard stockholder nominations that are not in compliance with Rule 14a-19 and the Third Amended and Restated Bylaws; and

•

changing Section 8.2 to require that any stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white (white is reserved for exclusive use by the Board).

The foregoing description of the Third Amended and Restated Bylaws set forth under this Item 5.03 does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the clean and marked copies of the Third Amended and Restated Bylaws attached hereto as Exhibits 3.2 and 3.3, respectively, which are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

As described above in Item 5.03, on April 30, 2024 the Company held its Annual Meeting. As of the record date for the Annual Meeting, March 1, 2024, there were 29,619,544 shares of common stock outstanding and entitled to vote. The final voting results on the matters considered by stockholders at the Annual Meeting are provided below.

Proposal 1: James A. Brock, John T. Mills, Cassandra Pan, Valli Perera and Joseph P. Platt were elected as directors, each for a one-year term expiring at the Company’s 2025 Annual Meeting of Stockholders by the following votes:

Director Name	For	Withheld	Broker Non-Votes
James A. Brock	22,756,791	239,850	3,413,136
John T. Mills	22,753,064	243,577	3,413,136
Cassandra Pan	22,791,772	204,869	3,413,136
Valli Perera	22,655,256	341,385	3,413,136
Joseph P. Platt	22,814,071	182,570	3,413,136

Proposal 2: The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 was ratified, by the following votes:

For:	26,339,418
Against:	50,353
Abstain:	20,006

Proposal 3: The compensation paid to the Company’s named executive officers in 2023 was approved on an advisory basis, by the following votes:

For:	21,793,156
Against:	1,171,160
Abstain:	32,325
Broker Non-Votes:	3,413,136

Proposal 4: The frequency of “one year” for future advisory votes on executive compensation was approved on an advisory basis, by the following votes:

One year:	20,583,165
Two years:	54,432
Three years:	2,326,484
Abstain:	32,560
Broker Non-Votes:	3,413,136

Based on the voting results for this proposal, the Company has elected at this time to hold future advisory votes on executive compensation on an annual basis, until the next stockholder advisory vote on the frequency of executive compensation.

Proposal 5: The adoption of the amendments to the Company’s Amended and Restated Certificate of Incorporation to allow for officer exculpation under the DGCL § Section 102(b)(7) was approved by the following votes:

For:	20,298,726
Against:	2,660,561
Abstain:	37,354
Broker Non-Votes:	3,413,136

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

3.1	Second Certificate of Amendment to Amended and Restated Certificate of Incorporation of CONSOL Energy Inc. (filed herewith).

3.2	Third Amended and Restated Bylaws of CONSOL Energy Inc. (filed herewith).

3.3	Third Amended and Restated Bylaws of CONSOL Energy Inc. (Marked Version) (filed herewith).

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOL ENERGY INC.

By:	/s/ Martha A. Wiegand
Martha A. Wiegand
General Counsel and Secretary

Dated: May 6, 2024